UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2006

SCIELE PHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 1800
Atlanta, Georgia  30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 7, 2006, Dr. John N. Kapoor notified us of his decision to retire from and consequently resign from the Board of Directors (the “Board”) of Sciele Pharma, Inc. (the “Company”) as well as from the Board’s Mergers and Acquisitions Committee.  Dr. Kapoor, who is a co-founder of the Company and who has served on the Board since 1996, stated that he wishes to devote more time to his family and personal matters.  Dr. Kapoor indicated he had no disagreements with the Company, its management or other directors.  Dr. Kapoor’s retirement takes effect immediately.  Additionally, in light of Dr. Kapoor’s retirement, the Board, pursuant to its authority under the Company’s bylaws, has reduced the number of director positions on the Board from eight to seven.

Item 9.01               Financial Statements and Exhibits

Exhibit 99.1            Press Release dated December 8, 2006 announcing the resignation of Dr. Kapoor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC. (Registrant)

By:	/s/ Darrell Borne
Name:	Darrell Borne
Title:	Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Date:  December 8, 2006